EXHIBIT 10(d)

Execution Copy

CAPEX NOTE

$1,500,000	Grand Rapids, Michigan April 14, 2003

        FOR VALUE RECEIVED, the undersigned, Clarion Technologies, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company signatory hereto (herein, the “Subsidiaries”, together with the Company and their respective successors and assigns, called the “Loan Parties”), jointly and severally, promise to pay to the order of Bank One, NA, a national banking association with its main office in Chicago, Illinois (herein, together with its successors and assigns, called the “Bank”), aggregate principal amount of Capex Loans outstanding under this Note as of April 14, 2004, payable in thirty-five (35) consecutive equal monthly principal installments each in the amount equal to one sixtieth (1/60th) of such aggregate principal amount, on the last business day of each month commencing May 15, 2004 through March 15, 2007, plus interest, with the final payment of the entire principal balance outstanding, plus all accrued and unpaid interest, hereunder due on April 15, 2007, plus interest, with the final payment of the entire principal balance outstanding, plus all accrued and unpaid interest, hereunder due on April 15, 2007. This Capex Note (herein called this “Note”) is made pursuant to an Amended and Restated Credit Agreement dated as of even date herewith among the Loan Parties, the financial institutions, including the Bank, that are or from time to time may become parties thereto, and Bank One, NA, a national banking association with its main office in Chicago, Illinois, as agent (herein, as the same may be amended, modified or supplemented from time to time, including any agreement entered into in replacement thereof, called the “Credit Agreement”).

        The Loan Parties further promise to pay to the order of the Bank interest on the aggregate unpaid principal amount hereof from time to time outstanding from the date hereof until paid in full at such rates and at such times as shall be determined in accordance with the provisions of the Credit Agreement. Accrued interest shall be payable on the dates specified in the Credit Agreement.

        Payments of both principal and interest are to be made in the lawful money of the United States of America in immediately available funds at the Agent’s principal office at 200 Ottawa Avenue, N.W., Grand Rapids, Michigan 49503, or at such other place as may be designated by the Agent to the Loan Parties in writing.

        This Note is a Capex Note referred to in, evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement. The Credit Agreement, to which reference is hereby made, sets forth said terms and provisions, including, but not limited to, those under which this Note may or must be paid prior to its due date, may have the principal amount of the commitment reduced or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement. This Note is secured by the collateral described in and pursuant to the Credit Agreement and various other Loan Documents referred to therein, and reference is made thereto for a statement of terms and provisions of such collateral security, a description of collateral and the rights of the Agent and the Bank in respect thereof.

        In addition to, and not in limitation of, the foregoing and the provisions of the Credit Agreement hereinabove referred to, the Loan Parties further agree, subject only to any limitation imposed by applicable law and to the extent provided in the Credit Agreement, to pay all expenses, including reasonable attorneys’ fees and expenses, incurred by the Agent and the holder of this Note in seeking to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

        All parties hereto, whether as makers, endorsers or otherwise, severally waive presentment, demand, protest and notice of dishonor in connection with this Note.

        The liability of each Loan Party under this Note in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Bank’s rights and remedies hereunder or at law, Bank may proceed under this Note against any one or more of the Loan Parties in its absolute and sole discretion for any Loan Parties’ obligations under the Credit Agreement or any other liability or obligation of the Loan Parties arising hereunder.

        This Note is binding upon the undersigned and their respective successors and assigns, and shall inure to the benefit of the Bank and its successors and assigns. This Note is made under and governed by the laws of the State of Michigan without regard to conflict of laws principles.

[SIGNATURES ON NEXT PAGE]

(Signature Page to Form of Capex Note)

        IN WITNESS WHEREOF, the Loan Parties have executed this Note as of the day and year first above written.

CLARION TECHNOLOGIES, INC.
By:	William Beckman
Its:	President
CLARION REAL ESTATE, L.L.C.
By:	William Beckman
Its:	President
MITO PLASTICS, INC.
By:	William Beckman
Its:	President